Aristotle Small Cap Equity Fund

Class I Shares (ARSBX)

A series of Investment Managers Series Trust

Supplement dated November 15, 2019, to the

Prospectus and Statement of Additional Information (“SAI”),

each dated May 1, 2019, as supplemented.

Effective immediately, the address for Aristotle Capital Boston, LLC (the “Advisor”), the advisor to the Aristotle Small Cap Equity Fund, has been changed to One Federal Street, 36th Floor, Boston, MA 02110. Accordingly, all references in the Prospectus and SAI to the Advisor’s address are revised as indicated.

Please file this Supplement with your records.